SCHEDULE C

TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of May 12, 2022)

Equity Funds

Current Name	Prior Name
JPMorgan Access Balanced Fund	N/A

JPMorgan Access Growth Fund	N/A

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan Europe Dynamic Fund	N/A

JPMorgan Equity Focus Fund	N/A

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan Equity Premium Income Fund	N/A

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Hedged Equity Fund	N/A

JPMorgan Hedged Equity 2 Fund	N/A

JPMorgan Hedged Equity 3 Fund	N/A

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Focus Fund	N/A

JPMorgan International Hedged Equity Fund	N/A

JPMorgan International Research Enhanced Equity Fund[1]	One Group International Equity Index Fund and JPMorgan International Equity Index Fund (name effective until 6/30/14)

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Opportunistic Equity Long/Short Fund	N/A

JPMorgan Preferred and Income Securities Fund	N/A

JPMorgan Realty Income Fund[2]	Undiscovered Managers REIT Fund

JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)

JPMorgan Small Cap Blend Fund	N/A

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Core Fund (name effective until 6/30/21)

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan SMID Cap Equity Fund	N/A

[1]	To be liquidated and reorganized under the JPMorgan International Research Enhanced Equity ETF on or about 6/10/2022.
[2]	To be liquidated and reorganized under the JPMorgan Realty Income ETF on or about 5/20/2022.

JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)

JPMorgan U.S. Applied Data Science Value Fund	JPMorgan Intrepid Value Fund (name effective until 6/30/21)

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund	JPMorgan Intrepid Growth Fund

JPMorgan U.S. Large Cap Core Plus Fund	N/A

JPMorgan U.S. Research Enhanced Equity Fund	N/A

JPMorgan U.S. Small Company Fund	N/A

JPMorgan U.S. Sustainable Leaders Fund	N/A

JPMorgan U.S. Value Fund	N/A

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

JPMorgan Value Advantage Fund	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Corporate Bond Fund	N/A

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Floating Rate Income Fund	N/A

JPMorgan Global Bond Opportunities Fund	N/A

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)

JPMorgan High Yield Municipal Fund	N/A

JPMorgan Income Fund	N/A

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short Duration Core Plus Fund	N/A

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Strategic Income Opportunities Fund	N/A

JPMorgan Sustainable Municipal Income Fund	N/A

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Total Return Fund	N/A

JPMorgan Ultra-Short Municipal Fund	N/A

JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/14)

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A

JPMorgan SmartRetirement 2020 Fund	N/A

JPMorgan SmartRetirement 2025 Fund	N/A

JPMorgan SmartRetirement 2030 Fund	N/A

JPMorgan SmartRetirement 2035 Fund	N/A

JPMorgan SmartRetirement 2040 Fund	N/A

JPMorgan SmartRetirement 2045 Fund	N/A

JPMorgan SmartRetirement 2050 Fund	N/A

JPMorgan SmartRetirement 2055 Fund	N/A

JPMorgan SmartRetirement 2060 Fund	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

JPMorgan Macro Opportunities Fund	N/A

*        *        *          *        *        *        *

J.P. Morgan Fleming Mutual Fund Group, Inc. J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds JPMorgan Trust I JPMorgan Trust II JPMorgan Trust IV JPMorgan Insurance Trust	JPMORGAN DISTRIBUTION SERVICES, INC.
Each on behalf of itself and each of its Funds

By:	By:

Name:	Name:

Title:	Title: